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                                                                      EXHIBIT 21

                          SUBSIDIARIES AND AFFILIATES
                           OF HEWLETT-PACKARD COMPANY

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                                                               ORGANIZED UNDER
                                                                   LAWS OF
                                                              -----------------
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DOMESTIC SUBSIDIARIES OF HEWLETT-PACKARD COMPANY
Hewlett-Packard Delaware, Inc.                                Delaware
Hewlett-Packard Delaware Capital, Inc.                        Delaware
Hewlett-Packard Delaware Funding, Inc.                        Delaware
Hewlett-Packard Delaware Holding, Inc.                        Delaware
Hewlett-Packard Delaware Investment, Inc.                     Delaware
Hewlett-Packard European Distribution Operations Nether-
 lands, Inc.                                                  Delaware
Hewlett-Packard Finance Company                               California
Hewlett-Packard Global Trading, Inc.                          California
Hewlett-Packard Hellas                                        California
Hewlett-Packard Inter-Americas                                California
Hewlett-Packard Laboratories Japan, Inc.                      Delaware
Hewlett-Packard Pipeline Company                              Colorado
Hewlett-Packard Puerto Rico                                   California
Hewlett-Packard World Trade, Inc.                             Delaware
Apollo World Trade, Inc.                                      Delaware
Avantek, Inc.                                                 California
Cerjac, Inc.                                                  Delaware
Colorado Memory Systems, Inc.                                 Delaware
EEsof Incorporated                                            California
Fleet Systems, Inc.                                           California
Four Pi Systems Corporation                                   California
HiNoon Project Corporation                                    Delaware
Metrix Network Systems, Inc.                                  Delaware
The Tall Tree Insurance Company                               Vermont
DOMESTIC SUBSIDIARY OF HEWLETT-PACKARD WORLD TRADE, INC.
Hewlett-Packard Export Trade Co.                              California
DOMESTIC SUBSIDIARIES OF AVANTEK, INC.
Avantek Digital Radio, Inc.                                   California
Avantek International                                         California
DOMESTIC SUBSIDIARY OF HINOON PROJECT CORPORATION
Video Products Group Inc.                                     Delaware
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD COMPANY
China Hewlett-Packard Limited                                 People's Republic
                                                              of China
Grupo Hewlett-Packard Latin America S.A. de C.V.              Mexico
Hewlett-Packard Asia Pacific Limited                          Hong Kong
Hewlett-Packard Australia Ltd.                                Australia
Hewlett-Packard Bilgisayar Ve Olcum Sistemleri Anonim
 Sirketi                                                      Turkey
Hewlett-Packard Hong Kong Ltd.                                Hong Kong
Hewlett-Packard Ireland Ltd.                                  Ireland
Hewlett-Packard Penang Sdn. Bhd.                              Malaysia
Hewlett-Packard Portugal-Sistemas De Informatica E De Medida
 SA                                                           Portugal
Hewlett-Packard Sales (Malaysia) Sdn. Bhd.                    Malaysia
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                                     E-21-1
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                                                               ORGANIZED UNDER
                                                                   LAWS OF
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
Hewlett-Packard Taiwan, Ltd.                                  Republic of China
Samsung Hewlett-Packard Ltd.                                  Korea
FOREIGN SUBSIDIARY OF CHINA HEWLETT-PACKARD COMPANY LIMITED
China Hewlett-Packard (Shenzhen) Company, Ltd.                People's Republic
                                                              of China
FOREIGN SUBSIDIARIES OF GRUPO HEWLETT-PACKARD LATIN AMERICA
 S.A. DE C.V.
Arrendadora Hewlett-Packard S.A de C.V                        Mexico
Hewlett-Packard de Mexico S.A. de C.V.                        Mexico
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD ASIA PACIFIC LTD.
Hewlett-Packard Australia Finance Ltd.                        Australia
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD AUSTRALIA LTD.
Hewlett-Packard New Zealand Ltd.                              New Zealand
Telecom Hewlett-Packard Pty., Ltd.                            Australia
Moriya Pty. Inc.                                              Australia
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD BENELUX B.V.
Hewlett-Packard Belgium S.A.N.V.                              Belgium
Hewlett-Packard Nederland B.V.                                Netherlands
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DELAWARE CAPITAL, INC.
HCL Hewlett-Packard Limited                                   India
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DELAWARE HOLDING, INC.
Hewlett-Packard (India) Software Operation Private Ltd.       India
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD DELAWARE, INC.
Hewlett-Packard Chile, S.A.                                   Chile
Hewlett-Packard de Venezuela, C.A.                            Venezuela
Hewlett-Packard do Brasil, S.A.                               Brazil
Hewlett-Packard Malaysia Technology, Sdn. Bhd.                Malaysia
Hewlett-Packard (Thailand) Limited                            Thailand
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DO BRASIL, S.A.
E. I. Industria e Comercio S.A.                               Brazil
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD GMBH
Hewlett-Packard CADE AG                                       Switzerland
Hewlett-Packard CADE GmbH                                     Germany
Hewlett-Packard Inter-Services GmbH                           Germany
IDACOM Electronics GmbH                                       Germany
CAP debis Sfi-Systemhaus fuer Informationsverarbeitung GmbH   Germany
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD INTERNATIONAL B.V.
Hewlett-Packard (Canada) Ltd.                                 Canada
Hewlett-Packard Far East Pte. Ltd.                            Hong Kong
Hewlett-Packard GmbH                                          Germany
Hewlett-Packard Holding B.V.                                  Netherlands
Hewlett-Packard Italiana S.p.A.                               Italy
Hewlett-Packard Ltd.                                          Great Britain
Hewlett-Packard S.A.                                          Switzerland
Hewlett-Packard Singapore Sales Pte. Ltd.                     Singapore
Yokogawa Hewlett-Packard, Ltd.                                Japan
Technologies et Participations                                France
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                                     E-21-2
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                                                                ORGANIZED UNDER
                                                                    LAWS OF
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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD LTD.
Hewlett-Packard Equipment Leasing Ltd.                          Great Britain
Hewlett-Packard Finance Ltd.                                    Great Britain
Hewlett-Packard Leasing Ltd.                                    Great Britain
Hewlett-Packard Product Leasing Ltd.                            Great Britain
Avantek Ltd.                                                    Great Britain
Colorado Memory Systems Europe Ltd.                             Great Britain
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD S.A.
Hewlett-Packard Argentina S.A.                                  Argentina
Hewlett-Packard A/S                                             Denmark
Hewlett-Packard (Austria) Ges.m.b.H                             Austria
Hewlett-Packard Benelux B.V.                                    Netherlands
Hewlett-Packard Espanola, S.A.                                  Spain
Hewlett-Packard (Malaysia) SND.BHD                              Malaysia
Hewlett-Packard Norge A/S                                       Norway
Hewlett-Packard OY                                              Finland
Hewlett-Packard (Schweiz) A.G.                                  Switzerland
Hewlett-Packard Singapore Private Ltd.                          Singapore
Hewlett-Packard Sverige AB.                                     Sweden
Hewlett-Packard Technical B.V.                                  Netherlands
Hewlett-Packard Trading S.A.                                    Switzerland
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD SINGAPORE PRIVATE LTD.
Hewlett-Packard Investment Ltd.                                 Liberia
Geneva Investments N.V.                                         Netherlands
                                                                Antilles
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD WORLD TRADE, INC.
Hewlett-Packard Chile, S.A.                                     Chile
Hewlett-Packard Czech Republic                                  Czech Republic
Hewlett-Packard (HP) RE Ltd.                                    Ireland
Hewlett-Packard International B.V.                              Netherlands
Hewlett-Packard Magyarorszag Kft.                               Hungary
Hewlett-Packard Polska Spol.Z                                   Poland
Apollo Domain Computer GmbH                                     Germany
Belgian Coordination Center                                     Belgium
Leasametric GmbH                                                Germany
Yokogawa Analytical Systems, Inc.                               Japan
FOREIGN SUBSIDIARY OF YOKOGAWA HEWLETT-PACKARD, LTD.
Yokogawa Hewlett-Packard Design Systems Laboratory, Ltd.        Japan
FOREIGN SUBSIDIARIES OF AVANTEK, INC.
AVAK International, Inc.                                        Barbados
FOREIGN SUBSIDIARY OF DELAWARE INVESTMENT, INC.
Hewlett-Packard India Ltd.                                      India
FOREIGN SUBSIDIARY OF LEASAMETRIC GMBH
Leasametric S.A.                                                France
FOREIGN SUBSIDIARY OF TECHNOLOGIES ET PARTICIPATIONS
Hewlett-Packard France                                          France
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                                     E-21-3